Asset Impairment	6 Months Ended
Jun. 30, 2021
Asset Impairment Charges [Abstract]
Asset Impairment	Asset Impairment
Our long-lived assets include flight equipment held for operating lease and definite-lived intangible assets. We test long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amounts of the assets may not be recoverable. We perform event-driven impairment assessments of our flight equipment held for operating lease each quarter.
During the three and six months ended June 30, 2021, we recognized impairment charges of $57.1 million and $73.4 million, respectively. During the three and six months ended June 30, 2020, we recognized impairment charges of $73.4 million and $87.4 million, respectively. For all periods mentioned the impairment charges were related to lease terminations and sales transactions.
For the three and six months ended June 30, 2021, the impairment charges were more than offset by lease revenue recognized when we retained maintenance-related balances or received EOL compensation. For the three and six months ended June 30, 2020, the impairment charges were largely offset by lease revenue recognized when we retained maintenance-related balances or received EOL compensation.
The impairment charges of $87.4 million recognized during the six months ended June 30, 2020 included $5.5 million relating to four aircraft which met the held for sale criteria and were classified as flight equipment held for sale in our Condensed Consolidated Balance Sheet.